UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2017

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management.

Item 5.02(e). Compensatory Arrangements of Certain Officers.

Second Amended and Restated Executive Officer Performance Incentive Plan

On August 15, 2017, Marten Transport, Ltd.’s Compensation Committee and Board of Directors approved and adopted the Second Amended and Restated Executive Officer Performance Incentive Plan effective January 1, 2017. The Amended and Restated Executive Officer Performance Incentive Plan previously provided for the establishment of a bonus pool for executive officers if the net income in the award year was 110% or more of the net income in the prior year. The Second Amended and Restated Executive Officer Performance Incentive Plan leaves the terms of the original plan unchanged, except that the bonus pool will be established based upon the percentage change in net income being at least 105% of an established net income goal, which for 2017 is the prior year’s net income. In addition, to the extent the percentage change in net income in the award year equals or exceeds 105% of the established net income goal, the size of the bonus pool will be determined by a multiplier related to the amount of such increase that results in the aggregate available bonus pool being between 5% and 100% of the aggregate base salary for executive officers.

The foregoing description of the Second Amended and Restated Executive Officer Performance Incentive Plan is qualified in its entirety by reference to the Second Amended and Restated Executive Officer Performance Incentive Plan, a copy of which is attached to this report as Exhibit 10.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

Not Applicable.

(b)   Pro Forma Financial Information.

Not Applicable.

(c)   Shell Company Transactions.

Not Applicable.

(d)   Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Executive Officer Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: August 18, 2017	By:	/s/ James J. Hinnendael
James J. Hinnendael
Its: Executive Vice President and Chief Financial Officer

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Second Amended and Restated Executive Officer Performance Incentive Plan (included herewith).

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